Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	1Q'15 vs. 1Q'14
EARNINGS
Net interest income	$2,875	$2,978	$2,879	$2,720	$2,743	$132	4.8%
Retailer share arrangements	(660)	(698)	(693)	(590)	(594)	(66)	11.1%
Net interest income, after retailer share arrangements	2,215	2,280	2,186	2,130	2,149	66	3.1%
Provision for loan losses	687	797	675	681	764	(77)	(10.1)%
Net interest income, after retailer share arrangements and provision for loan losses	1,528	1,483	1,511	1,449	1,385	143	10.3%
Other income	101	162	96	112	115	(14)	(12.2)%
Other expense	746	792	728	797	610	136	22.3%
Earnings before provision for income taxes	883	853	879	764	890	(7)	(0.8)%
Provision for income taxes	331	322	331	292	332	(1)	(0.3)%
Net earnings	$552	$531	$548	$472	$558	$(6)	(1.1)%
Net earnings attributable to common stockholders	$552	$531	$548	$472	$558	$(6)	(1.1)%

COMMON SHARE STATISTICS
Basic EPS	$0.66	$0.64	$0.70	$0.67	$0.79	$(0.13)	(16.5)%
Diluted EPS	$0.66	$0.64	$0.70	$0.67	$0.79	$(0.13)	(16.5)%
Common stock price	$30.35	$29.75	$24.55	n/a	n/a	$30.35	n/a
Book value per share	$13.24	$12.57	$11.92	$9.06	$8.57	$4.67	54.5%
Tangible book value per share(1)	$11.43	$10.81	$10.25	$7.06	$6.56	$4.87	74.2%

Beginning common shares outstanding	833.8	833.8	705.3	705.3	705.3	128.5	18.2%
Issuance of common shares through initial public offering	—	—	128.5	—	—	—	NM
Shares repurchased	—	—	—	—	—	—	NM
Ending common shares outstanding	833.8	833.8	833.8	705.3	705.3	128.5	18.2%

Weighted average common shares outstanding	833.8	833.8	781.8	705.3	705.3	128.5	18.2%
Weighted average common shares outstanding (fully diluted)	835.0	834.3	781.9	705.3	705.3	129.7	18.4%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP
Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	1Q'15 vs. 1Q'14
PERFORMANCE METRICS
Return on assets(1)	3.0%	2.7%	3.2%	3.1%	3.9%		(0.9)%
Return on equity(2)	20.8%	20.2%	26.8%	29.9%	35.3%		(14.5)%
Return on tangible common equity(3)	24.1%	23.4%	32.4%	38.5%	44.2%		(20.1)%
Net interest margin(4)	15.79%	15.60%	17.11%	17.84%	18.83%		(3.04)%
Efficiency ratio(5)	32.2%	32.4%	31.9%	35.5%	26.9%		5.3%
Other expense as a % of average loan receivables, including held for sale	5.06%	5.16%	5.09%	5.77%	4.51%		0.55%
Effective income tax rate	37.5%	37.7%	37.7%	38.2%	37.3%		0.2%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.53%	4.32%	4.05%	4.88%	4.86%		(0.33)%
30+ days past due as a % of period-end loan receivables	3.79%	4.14%	4.26%	3.82%	4.09%		(0.30)%
90+ days past due as a % of period-end loan receivables	1.81%	1.90%	1.85%	1.65%	1.93%		(0.12)%
Net charge-offs	$668	$663	$579	$673	$658	$10	1.5%
Loan receivables delinquent over 30 days	$2,209	$2,536	$2,416	$2,097	$2,220	$(11)	(0.5)%
Loan receivables delinquent over 90 days	$1,056	$1,162	$1,051	$908	$1,046	$10	1.0%

Allowance for loan losses (period-end)	$3,255	$3,236	$3,102	$3,006	$2,998	$257	8.6%
Allowance coverage ratio(6)	5.59%	5.28%	5.46%	5.48%	5.52%		0.07%

BUSINESS METRICS
Purchase volume(7)	$23,139	$30,081	$26,004	$25,978	$21,086	$2,053	9.7%
Period-end loan receivables	$58,248	$61,286	$56,767	$54,873	$54,285	$3,963	7.3%
Credit cards	$55,866	$58,880	$54,263	$52,406	$52,008	$3,858	7.4%
Consumer installment loans	$1,062	$1,063	$1,081	$1,047	$963	$99	10.3%
Commercial credit products	$1,295	$1,320	$1,404	$1,405	$1,299	$(4)	(0.3)%
Other	$25	$23	$19	$15	$15	$10	66.7%
Average loan receivables, including held for sale	$59,775	$59,547	$57,391	$55,363	$55,495	$4,280	7.7%
Period-end active accounts (in thousands)(8)	59,761	64,286	60,489	59,248	57,349	2,412	4.2%
Average active accounts (in thousands)(8)	61,604	61,667	59,907	58,386	59,342	2,262	3.8%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,218	$11,828	$14,808	$6,782	$5,331	$5,887	110.4%
Total liquid assets	$13,813	$12,942	$14,077	$6,119	$4,806	$9,007	187.4%
Undrawn credit facilities
Undrawn committed securitization financings	$6,600	$6,100	$5,650	$5,650	$450	$6,150	NM
Total liquid assets and undrawn credit facilities	$20,413	$19,042	$19,727	$11,769	$5,256	$15,157	NM
Liquid assets % of total assets	18.99%	17.09%	19.16%	9.69%	8.11%		10.88%
Liquid assets including undrawn committed securitization financings % of total assets	28.07%	25.15%	26.85%	18.63%	8.87%		19.20%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure.
For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(7) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(8) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	1Q'15 vs. 1Q'14
Interest income:
Interest and fees on loans	$3,140	$3,252	$3,116	$2,920	$2,928	$212	7.2%
Interest on investment securities	10	8	7	6	5	5	100.0%
Total interest income	3,150	3,260	3,123	2,926	2,933	217	7.4%

Interest expense:
Interest on deposits	137	139	126	109	96	41	42.7%
Interest on borrowings of consolidated securitization entities	52	57	57	54	47	5	10.6%
Interest on third-party debt	82	78	46	—	—	82	NM
Interest on related party debt	4	8	15	43	47	(43)	(91.5)%
Total interest expense	275	282	244	206	190	85	44.7%

Net interest income	2,875	2,978	2,879	2,720	2,743	132	4.8%

Retailer share arrangements	(660)	(698)	(693)	(590)	(594)	(66)	11.1%
Net interest income, after retailer share arrangements	2,215	2,280	2,186	2,130	2,149	66	3.1%

Provision for loan losses	687	797	675	681	764	(77)	(10.1)%
Net interest income, after retailer share arrangements and provision for loan losses	1,528	1,483	1,511	1,449	1,385	143	10.3%

Other income:
Interchange revenue	100	120	101	92	76	24	31.6%
Debt cancellation fees	65	67	68	70	70	(5)	(7.1)%
Loyalty programs	(78)	(91)	(84)	(63)	(43)	(35)	81.4%
Other	14	66	11	13	12	2	16.7%
Total other income	101	162	96	112	115	(14)	(12.2)%

Other expense:
Employee costs	239	227	239	207	193	46	23.8%
Professional fees(1)	162	139	149	145	130	32	24.6%
Marketing and business development	82	165	115	97	83	(1)	(1.2)%
Information processing	63	60	47	53	52	11	21.2%
Other(1)	200	201	178	295	152	48	31.6%
Total other expense	746	792	728	797	610	136	22.3%

Earnings before provision for income taxes	883	853	879	764	890	(7)	(0.8)%
Provision for income taxes	331	322	331	292	332	(1)	(0.3)%
Net earnings attributable to common shareholders	$552	$531	$548	$472	$558	$(6)	(1.1)%

(1) We have reclassified certain amounts within Professional fees to Other for all periods presented to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Mar 31, 2015 vs. Mar 31, 2014
Assets
Cash and equivalents	$11,218	$11,828	$14,808	$6,782	$5,331	$5,887	110.4%
Investment securities	3,121	1,598	325	298	265	2,856	NM
Loan receivables:
Unsecuritized loans held for investment	33,424	34,335	30,474	28,280	29,101	4,323	14.9%
Restricted loans of consolidated securitization entities	24,824	26,951	26,293	26,593	25,184	(360)	(1.4)%
Total loan receivables	58,248	61,286	56,767	54,873	54,285	3,963	7.3%
Less: Allowance for loan losses	(3,255)	(3,236)	(3,102)	(3,006)	(2,998)	(257)	8.6%
Loan receivables, net	54,993	58,050	53,665	51,867	51,287	3,706	7.2%
Loan receivables held for sale	359	332	1,493	1,458	—	359	NM
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	557	519	449	463	464	93	20.0%
Other assets	1,524	2,431	1,780	1,358	949	575	60.6%
Total assets	$72,721	$75,707	$73,469	$63,175	$59,245	$13,476	22.7%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$34,788	$34,847	$32,480	$30,258	$27,123	$7,665	28.3%
Non-interest-bearing deposit accounts	162	108	209	204	235	(73)	(31.1)%
Total deposits	34,950	34,955	32,689	30,462	27,358	7,592	27.8%
Borrowings:
Borrowings of consolidated securitization entities	13,817	14,967	15,091	15,114	14,642	(825)	(5.6)%
Bank term loan	5,651	8,245	7,495	—	—	5,651	NM
Senior unsecured notes	4,592	3,593	3,593	—	—	4,592	NM
Related party debt	—	655	1,405	7,859	8,062	(8,062)	(100.0)%
Total borrowings	24,060	27,460	27,584	22,973	22,704	1,356	6.0%
Accrued expenses and other liabilities	2,675	2,814	3,255	3,347	3,141	(466)	(14.8)%
Total liabilities	61,685	65,229	63,528	56,782	53,203	8,482	15.9%
Equity:
Parent’s net investment	—	—	—	—	6,052	(6,052)	(100.0)%
Common stock	1	1	1	1	—	1	NM
Additional paid-in capital	9,418	9,408	9,401	6,399	—	9,418	NM
Retained earnings	1,631	1,079	548	—	—	1,631	NM
Accumulated other comprehensive income:	(14)	(10)	(9)	(7)	(10)	(4)	40.0%
Total equity	11,036	10,478	9,941	6,393	6,042	4,994	82.7%
Total liabilities and equity	$72,721	$75,707	$73,469	$63,175	$59,245	$13,476	22.7%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2015			Dec 31, 2014			Sep 30, 2014			Jun 30, 2014			Mar 31, 2014
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,331	$6	0.21%	$13,631	$7	0.20%	$9,793	$4	0.16%	$5,489	$3	0.22%	$4,001	$2	0.21%
Securities available for sale	2,725	4	0.60%	962	1	0.40%	309	3	3.89%	285	3	4.22%	250	3	4.92%

Loan receivables:
Credit cards, including held for sale	57,390	3,079	21.76%	57,075	3,186	21.68%	54,891	3,054	22.32%	52,957	2,860	21.66%	53,211	2,867	22.10%
Consumer installment loans	1,057	25	9.59%	1,072	27	9.78%	1,070	25	9.37%	1,004	24	9.59%	959	23	9.84%
Commercial credit products	1,305	36	11.19%	1,379	38	10.70%	1,412	37	10.51%	1,387	36	10.41%	1,311	38	11.89%
Other	23	—	—%	21	1	NM	18	—	—%	15	—	—%	14	—	—%
Total loan receivables, including held for sale	59,775	3,140	21.30%	59,547	3,252	21.21%	57,391	3,116	21.78%	55,363	2,920	21.16%	55,495	2,928	21.64%
Total interest-earning assets	73,831	3,150	17.30%	74,140	3,260	17.07%	67,493	3,123	18.56%	61,137	2,926	19.20%	59,746	2,933	20.13%

Non-interest-earning assets:
Cash and due from banks	497			1,220			1,260			637			561
Allowance for loans losses	(3,272)			(3,160)			(3,058)			(3,005)			(2,931)
Other assets	2,802			2,831			2,605			2,446			2,045
Total non-interest-earning assets	27			891			807			78			(325)

Total assets	$73,858			$75,031			$68,300			$61,215			$59,421

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$34,981	$137	1.59%	$33,980	$139	1.59%	$31,459	$126	1.61%	$28,568	$109	1.53%	$26,317	$96	1.50%
Borrowings of consolidated securitization entities	14,101	52	1.50%	14,766	57	1.50%	15,102	57	1.51%	14,727	54	1.47%	14,830	47	1.30%
Bank term loan(1)	6,531	47	2.92%	8,057	46	2.22%	3,747	28	3.00%	—	—	—%	—	—	—%
Senior unsecured notes(1)	4,093	35	3.47%	3,593	32	3.46%	1,797	18	4.02%	—	—	—%	—	—	—%
Related party debt(1)	407	4	3.99%	843	8	3.68%	4,582	15	1.31%	7,959	43	2.17%	8,286	47	2.33%
Total interest-bearing liabilities	60,113	275	1.86%	61,239	282	1.79%	56,687	244	1.73%	51,254	206	1.61%	49,433	190	1.58%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	142			182			206			221			331
Other liabilities	2,854			3,382			3,208			3,412			3,182
Total non-interest-bearing liabilities	2,996			3,564			3,414			3,633			3,513

Total liabilities	63,109			64,803			60,101			54,887			52,946

Equity
Total equity	10,749			10,228			8,199			6,328			6,475

Total liabilities and equity	$73,858			$75,031			$68,300			$61,215			$59,421
Net interest income		$2,875			$2,978			$2,879			$2,720			$2,743

Interest rate spread(2)			15.44%			15.28%			16.83%			17.59%			18.55%
Net interest margin(3)			15.79%			15.60%			17.11%			17.84%			18.83%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rates for the quarters ended March 31, 2015, December 31, 2014 and September 30, 2014, were as follows: GECC loan 4.23%, 4.21% and 4.21%;
Bank term loan 2.21%, 2.19% and 2.21%; Senior unsecured notes 3.41%, 3.52% and 3.62% respectively. The Bank term loan effective rate for the quarters ended March 31, 2015 and September 30, 2014 excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Mar 31, 2015 vs. Mar 31, 2014
BALANCE SHEET STATISTICS
Total common equity	$11,036	$10,478	$9,941	$6,393	$6,042	$4,994	82.7%
Total common equity as a % of total assets	15.18%	13.84%	13.53%	10.12%	10.20%		4.98%

Tangible assets	$71,215	$74,239	$72,071	$61,763	$57,832	$13,383	23.1%
Tangible common equity(1)	$9,530	$9,010	$8,543	$4,981	$4,629	$4,901	105.9%
Tangible common equity as a % of tangible assets(1)	13.38%	12.14%	11.85%	8.06%	8.00%		5.38%
Tangible common equity per share(1)	$11.43	$10.81	$10.24	$7.07	$6.57	$4.86	74.0%

REGULATORY CAPITAL RATIOS(2)
Basel I
Total risk-based capital ratio(3)	18.2%	16.2%	16.4%
Tier 1 risk-based capital ratio(4)	16.9%	14.9%	15.1%
Tier 1 common ratio(5)	16.9%	14.9%	15.1%
Tier 1 leverage ratio(6)	13.7%	12.5%	12.2%

Basel III
Tier 1 common ratio(7)	16.4%	14.5%	14.6%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics as of the end of 3Q 2014 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory
Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is calculated based on Tier 1 capital divided by total assets, after certain adjustments.
(7) Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal
Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	1Q'15 vs. 1Q'14
RETAIL CARD
Purchase volume(1),(2)	$18,410	$24,855	$20,991	$21,032	$16,713	$1,697	10.2%
Period-end loan receivables	$39,685	$42,308	$38,466	$37,238	$37,175	$2,510	6.8%
Average loan receivables, including held for sale	$40,986	$40,929	$39,411	$38,047	$38,223	$2,763	7.2%
Average active accounts (in thousands)(2),(3)	49,617	49,871	48,433	47,248	48,168	1,449	3.0%

Interest and fees on loans(2)	$2,337	$2,405	$2,299	$2,158	$2,178	$159	7.3%
Other income(2)	86	141	78	92	96	(10)	(10.4)%
Platform revenue, excluding retailer share arrangements(2)	2,423	2,546	2,377	2,250	2,274	149	6.6%
Retailer share arrangements(2)	(651)	(686)	(683)	(577)	(584)	(67)	11.5%
Platform revenue(2)	$1,772	$1,860	$1,694	$1,673	$1,690	$82	4.9%

PAYMENT SOLUTIONS
Purchase volume(1)	$2,948	$3,419	$3,226	$3,115	$2,687	$261	9.7%
Period-end loan receivables	$11,833	$12,095	$11,514	$11,014	$10,647	$1,186	11.1%
Average loan receivables	$11,970	$11,772	$11,267	$10,785	$10,775	$1,195	11.1%
Average active accounts (in thousands)(3)	7,271	7,113	6,892	6,692	6,737	534	7.9%

Interest and fees on loans	$403	$426	$405	$379	$372	$31	8.3%
Other income	5	9	7	8	8	(3)	(37.5)%
Platform revenue, excluding retailer share arrangements	408	435	412	387	380	28	7.4%
Retailer share arrangements	(8)	(11)	(9)	(12)	(9)	1	(11.1)%
Platform revenue	$400	$424	$403	$375	$371	$29	7.8%

CARECREDIT
Purchase volume(1)	$1,781	$1,807	$1,787	$1,831	$1,686	$95	5.6%
Period-end loan receivables	$6,730	$6,883	$6,787	$6,621	$6,463	$267	4.1%
Average loan receivables	$6,819	$6,846	$6,713	$6,531	$6,497	$322	5.0%
Average active accounts (in thousands)(3)	4,716	4,683	4,582	4,446	4,437	279	6.3%

Interest and fees on loans	$400	$421	$412	$383	$378	$22	5.8%
Other income	10	12	11	12	11	(1)	(9.1)%
Platform revenue, excluding retailer share arrangements	410	433	423	395	389	21	5.4%
Retailer share arrangements	(1)	(1)	(1)	(1)	(1)	—	—%
Platform revenue	$409	$432	$422	$394	$388	$21	5.4%

TOTAL SYF
Purchase volume(1),(2)	$23,139	$30,081	$26,004	$25,978	$21,086	$2,053	9.7%
Period-end loan receivables	$58,248	$61,286	$56,767	$54,873	$54,285	$3,963	7.3%
Average loan receivables, including held for sale	$59,775	$59,547	$57,391	$55,363	$55,495	$4,280	7.7%
Average active accounts (in thousands)(2),(3)	61,604	61,667	59,907	58,386	59,342	2,262	3.8%

Interest and fees on loans(2)	$3,140	$3,252	$3,116	$2,920	$2,928	$212	7.2%
Other income(2)	101	162	96	112	115	(14)	(12.2)%
Platform revenue, excluding retailer share arrangements(2)	3,241	3,414	3,212	3,032	3,043	198	6.5%
Retailer share arrangements(2)	(660)	(698)	(693)	(590)	(594)	(66)	11.1%
Platform revenue(2)	$2,581	$2,716	$2,519	$2,442	$2,449	$132	5.4%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
COMMON EQUITY MEASURES
GAAP Total common equity	$11,036	$10,478	$9,941	$6,393	$6,042
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(557)	(519)	(449)	(463)	(464)
Tangible common equity	$9,530	$9,010	$8,543	$4,981	$4,629
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)	293	287	292
Basel I - Tier 1 capital and Tier 1 common equity	$9,823	$9,297	$8,835
Adjustments for certain other intangible assets and deferred tax liabilities	(12)	(20)	(24)
Basel III - Tier I common equity	$9,811	$9,277	$8,811

RISK-BASED CAPITAL
Basel I - Tier 1 capital and Tier 1 common equity	$9,823	$9,297	$8,835
Add: Allowance for loan losses includible in risk-based capital	759	809	760
Basel I - Risk-based capital	$10,582	$10,106	$9,595

ASSET MEASURES
Total assets	$72,721	$75,707	$73,469
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,213)	(1,181)	(1,110)
Other	136	79	4
Total assets for leverage purposes - Basel I	$71,644	$74,605	$72,363

Risk-weighted assets - Basel I	$58,184	$62,270	$58,457
Additional risk weighting adjustments related to:
Deferred taxes	1,224	1,321	1,319
Loan receivables delinquent over 90 days	528	581	526
Other	(10)	(10)	(2)
Risk-weighted assets - Basel III (fully phased-in)	$59,926	$64,162	$60,300

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$13.24	$12.57	$11.92	$9.06	$8.57
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.34)	(1.34)
Less: Intangible assets, net	(0.67)	(0.62)	(0.53)	(0.66)	(0.67)
Tangible common equity per share	$11.43	$10.81	$10.25	$7.06	$6.56